OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER REAL ESTATE FUND

Prospectus and Statement of Additional Information Supplement dated January 3, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above-referenced funds (each a “Fund”), and is in addition to any other supplements.

The Prospectus and SAI of each Fund are revised as follows:

The following is added to the Prospectus under the section “MORE ABOUT YOUR ACCOUNT” – “What is the Minimum Investment” - “Minimum Account Balance”, and to the SAI under the section “How the Fund is Managed” – “Class I Share Availability”:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

January 3, 2013	PX0000.058